                                                                    EXHIBIT 99.1

                             READ-RITE CORPORATION

                   WAIVER, FOREBEARANCE AND FIFTH AMENDMENT
                              TO CREDIT AGREEMENT

     This WAIVER, FOREBEARANCE AND FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of January 28, 2000 and entered into among Read-Rite
----------
Corporation, a Delaware corporation (the "Borrower"), the financial institutions
                                          --------
named on the signature pages hereof (each a "Bank" and collectively the
                                             ----
"Banks"), Canadian Imperial Bank of Commerce, New York Agency, as agent for the
 -----
Banks (the "Agent") and issuer of Letters of Credit (the "Designated Issuer")
            -----                                         -----------------
and is made with reference to that certain Credit Agreement dated as of October 2, 1997 (as amended by the First Amendment to Credit Agreement dated February 5, 1998, the Second Amendment to Credit Agreement dated as of August 10, 1998, the Waiver and Third Amendment to Credit Agreement dated as of September 27, 1999 and the Waiver and Fourth Amendment to Credit Agreement dated as of December 29, 1999, the "Credit Agreement" and the Credit Agreement (the "Waiver and Fourth
           ----------------                                 -----------------
Amendment"), as amended by this Amendment, the "Amended Agreement") among the
---------                                       -----------------
Borrower, the Banks, the Designated Issuer and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Agreement.

                                   RECITALS

     WHEREAS, the Borrower has requested that the Banks waive certain provisions and amend certain other provisions set forth in Credit Agreement.

     WHEREAS, the Borrower has requested that the Banks forebear from exercising their remedies under the Credit Agreement as a result of the Borrower's breach of the covenants set forth in Sections 6.02(a) to (e) inclusive of the Credit Agreement.

     NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

     A. The definition of the term "Revolving Facility" in Section 1.01 of the Credit Agreement shall be amended by deleting the figure "$50,000,000" and substituting therefore "$35,000,000".

     B. There shall be added to Section 1.01 of the Credit Agreement, in appropriate alphabetical sequence, the following definitions:

          "Exchange Note Purchase Offer": The offer by the Borrower pursuant
           ----------------------------
     to that certain S-4 Registration Statement filed with the Securities and Exchange Commission on

     January 27, 2000 to sell up to $75,000,000 of Exchange Notes to the holders of its Subordinated Notes.

          "Exchange Notes": Those notes, substantially on the terms set forth on
           --------------
     Exhibit W hereto, that the Borrower proposes to issue pursuant to the Exchange Offer and the Exchange Note Purchase Offer.

          "Exchange Offer": The offer by the Borrower to the holders of its
           --------------
     Subordinated Notes to exchange such instruments for the Exchange Notes substantially on the terms set forth on the Exhibit W hereto.

          "Waiver, Forebearance and Fifth Amendment Termination Date":  May 25,
           ---------------------------------------------------------
     2000, provided that such date will be extended to August 25, 2000 if in connection with the Exchange Note Purchase Offer, the Majority Banks, acting in their sole and absolute discretion, and the Borrower have reached an agreement as to (i) the lifting of the blocking notice, if any, in respect of the Subordinated Notes, (ii) the payment by the Borrower of the stub interest to the holders who elect not to exchange Subordinated Notes,
     (iii) the percentage paydown from the proceeds of the Exchange Notes Purchase Offer to be received by the Banks under the Credit Agreement and
     (iv) other terms and conditions in respect of interest rates, fees and covenants under the Credit Agreement.

     C. The final sentence of Section 2.04 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Notwithstanding the foregoing, from December 29, 1999 until the Waiver, Forebearance and Fifth Amendment Termination Date the Borrower may not continue any Eurodollar Rate Loan as a Eurodollar Rate Loan or convert any Base Rate Loan into a Eurodollar Rate Loan."

     D. Section 6.01(a) of the Credit Agreement is amended by adding the following at the end thereof:

          (viii) (a) within 5 days after the end of each week, a report in substantially the form of Exhibit X commencing with the week ended January 30, 2000, (b) within 5 days after the end of each week, a comparison of actual versus forecasted cash flows in substantially the form of Exhibit Y,
     (c) within 15 days after the end of each fiscal month, financial statements comparing the Borrower's financial performance during such month with the Borrower's projections and (d) at the time of delivery of its quarterly financial statements pursuant to Section 6.01(a)(ii), a comparison of the Borrower's cash flow statements for such fiscal quarter with the Borrower's projections for such quarter.

     E. Section 6.02(k) of the Credit Agreement is hereby amended to read in its entirety as follows:

          (k) Asset Sales.  Convey, sell, lease, transfer or otherwise dispose
              -----------
     of (collectively a "Transfer"), or permit any Subsidiary (other than Read-
                         --------
     Rite SMI) to Transfer, in one transaction or a series of transactions, all or any part of its or its Subsidiary's business, property or fixed assets, whether now owned or hereafter acquired, other than transfers of worn-out or obsolete property, unless all proceeds therefrom have been delivered to the Agent and held as collateral security until a mutually acceptable sharing arrangement between the Borrower and the Majority Banks has been arranged; provided, that upon the occurrence of an Event of Default any
               --------
     distribution of such proceeds may be made at the discretion of Majority Banks.

     F. Section 7.02(g)(v) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(v) Permitted Subordinated Debt or indebtedness evidenced by the Exchange Notes;"

     G. Subsections (t), (u) and (v) of Section 6.02 of the Credit Agreement are hereby amended to read in their entirety as follows:

          (t) Additional Information.  The Borrower shall deliver to the Agent
              ----------------------
     on or prior to March 1, 2000 projections (incorporating planned asset sales and the estimated costs incurred and savings realized therefrom and all other restructuring initiatives) of the Borrower's balance sheets, income statements and cash flow statements on a month by month basis through the Maturity Date. In addition, the Borrower shall provide a 13-week cash flow statements that supports its revised projections. PricewaterhouseCoopers ("PWC") shall have reasonable access to the Borrower's management to
       ---
     discuss financial information and operational information of the Borrower. In addition, the Borrower shall provide any information deemed necessary by the Agent and PWC. From time to time, PWC shall provide the Agent and the Borrower with budgets in connection with its review and analysis of such financial and operational information.

          (u) Payment of Fee.  If the Borrower shall have not repaid all
              --------------
     obligations under this Agreement in full and terminated all Commitments hereunder on or before Waiver, Forebearance and Fifth Amendment Termination Date, on such date the Borrower shall pay a fee equal to 50 basis points to each Bank, based on such Bank's aggregate Revolving Commitment and Term Commitments on such date that has consented to the Waiver, Forebearance and Fifth Amendment dated as of January 28, 2000 not later than noon, Pacific time, on January 31, 2000.

          (v) Amendment of Designated Account Agreements.  On or before
              ------------------------------------------
     February 25, 2000, each of the Designated Account Agreements shall be amended to provide that the Borrower may not transfer funds from any Designated Account to any account that is not a Designated Account other than transfers consistent with a monthly budget to be provided to the Agent not less than 15 days prior to the beginning of each fiscal month.

     H. There shall be added to the Credit Agreement a new Section 6.02(w) reading in its entirety as follows:

          (w) Exchange Notes.  Pay, prepay, redeem, purchase, defease or
              --------------
     otherwise satisfy (nor permit any of its Subsidiaries to pay, prepay, redeem, purchase, defease or otherwise satisfy) in any manner prior to the scheduled payment thereof any indebtedness evidenced by the Exchange Notes except upon conversion of the Exchange Notes in accordance with their terms and except as otherwise permitted under this Section 6.02(w); amend, modify or otherwise change the terms of any document, instrument or agreement evidencing the Exchange Notes such that such amendment, modification or change would (i) cause the outstanding aggregate principal amount of all such Exchange Notes so amended, modified or changed to be increased as a consequence of such amendment, modification or change, (ii) cause the subordination provisions applicable to such Exchange Notes to be less favorable to the Agent and the Banks than those set forth in the Original Indenture, (iii) increase the interest rate applicable thereto or (iv) accelerate the scheduled payment thereof; provided that, notwithstanding the prior provisions of this Section 6.02(w), the Borrower may at any time convert all or any portion of the Exchange Notes into common stock of the Borrower and may pay interest on the Exchange Notes in the common stock of the Borrower. The Debt of the Borrower under this Agreement shall at all times constitute "Designated Senior Indebtedness" under the indenture for the Exchange Notes. Only Senior Debt shall constitute "Designated Senior Indebtedness" under the indenture for the Exchange Notes.

          Notwithstanding any provision of this Section 6.02 to the contrary,
          ---------------
     but subject in all cases to the subordination provisions described in the S-4 Registration Statement filed by the Borrower with the Securities and Exchange Commission on January 27, 2000, none of the following shall be prohibited by this Section 6.02:

               (i) the delivery of securities upon conversion of the Exchange Notes in accordance with the terms thereof (including the payment by the Borrower of cash in lieu of fractional shares in connection with such a conversion); and

               (ii)     any mandatory payments of interest on the Exchange
     Notes.

     Nothing in this Section shall be construed to permit any action that would not be permitted under the subordination provisions of any indenture or other document governing the terms of the Exchange Notes.

     I. There shall be added to the Credit Agreement new Exhibits W, X and Y in the form of Exhibits W, X and Y attached hereto.

Section 2.  WAIVERS AND CONSENTS

     A. By their execution hereof, the Banks hereby waive (i) compliance by the Borrower with the covenant relating to the funding of Read-Rite SMI set forth in Section 6.02(j)(viii) of the Credit Agreement to permit the funding of up to an additional $15,000,000 during the period from September 30, 1999 through the Waiver, Forebearance and Fifth Amendment Termination Date; and (ii)
Section 6.02(g)(v) and 6.02(o) to permit the Borrower to make the offer and consummate the transactions contemplated by the Exchange Offer and the Exchange Note Purchase Offer. Unless extended by the Majority Banks, the waiver described in clause (i) of the preceding sentence shall terminate on the Waiver, Forebearance and Fifth Amendment Termination Date, and on the Waiver, Forebearance and Fifth Amendment Termination Date an Event of Default will exist if the Borrower is not (and has not been) in compliance with Sections 6.02(j)(viii), 6.02(g)(v) and 6.02(o) of the Credit Agreement for all periods from and after September 30, 1999. The waivers granted herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver or modification of any other term or provision of the Credit Agreement or to be a consent to any other transaction or further action on the part of the Borrower or any of its Subsidiaries which would require the consent of the Banks under the Credit Agreement.

     B. Upon the effectiveness of this Amendment, the waivers granted pursuant to the Waiver and Fourth Amendment shall terminate.

Section 3.  FOREBEARANCE

     A. From the date hereof through the Waiver, Forebearance and Fifth Amendment Termination Date, the Agent and the Banks agree to forebear from exercising their respective rights and remedies under the Credit Agreement and the other Loan Documents, with respect to any failure of the Borrower, from the period of September 30, 1999 through the Waiver, Forebearance and Fifth Amendment Termination Date, to comply with the financial covenants set forth in
Section 6.02(a) through (e) inclusive of the Credit Agreement. This agreement to forbear shall not apply to any other Potential Events of Default or Events of Default, and shall not toll the time period during which any event would otherwise become an Event of Default, nor shall it extinguish any Event of Default that has occurred and is continuing. Notwithstanding the foregoing, the parties hereto expressly agree that the Agent and the Banks shall be entitled to send a blocking notice with respect to the Subordinated Notes, and to take all other measures that may be necessary or appropriate to prevent the payment of any interest or principal with respect to the Subordinated Notes.

Section 4.  CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective as of the first date (the "Fifth
                                                                      -----
Amendment Date") on or before February 4, 2000 upon which the following
--------------
conditions have been satisfied:

     A. The Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Borrower, the Agent, and the Majority Banks (or, in lieu of execution by the Majority Banks, notice of the approval of this Amendment by the Majority Banks satisfactory to the Agent); and

     B. An acknowledgment and amendment in the form of Exhibit A hereto duly executed by each party to the Guaranty.

     C. The Borrower shall have reduced the aggregate outstanding principal amount of Revolving Loans to an amount not in excess of $35,000,000.

     D. The Agent shall have received a copy of a board resolution of the Borrower, in form and substance satisfactory, to the Agent authorizing the execution, delivery and performance of this Amendment certified by the Secretary of the Borrower as being in full force and effect on the date hereof.

     E. The Amendment Fee referred to in Section 5.C of the Waiver and Fourth Amendment shall have been paid and all other fees and expenses payable by the Borrower pursuant to the Loan Documents shall have been paid or provided for.

     F. All the representations and warranties in Section 4 shall be true and correct as of the date of this Amendment.

     G. No Potential Event of Default or Event of Default shall have occurred and be continuing on the date of this Amendment or will result from the consummation of this Amendment (after giving effect to this Amendment).

     H. The Agent shall have received, in form and substance satisfactory to it, a certificate dated on or before the date of this Amendment certifying that the conditions in clauses (F) and (G) have been met.

Section 5.  BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Agent and the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Agent and each Bank that the following statements are true, correct and complete:

     A. Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Amended Agreement.

     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

     C. No Conflict. The execution and delivery by the Borrower of this Amendment does not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, (ii) the Certificate of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries or (iv) any material agreement or instrument binding on the Borrower or any of its Subsidiaries.

     D. Governmental Consents. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. Binding Obligation. This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. Absence of Default. No event has occurred and is continuing as of the date of this Amendment or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default (as determined after giving effect to the amendments made by this Amendment).

     H. Financial Condition. The unaudited consolidated balance sheet of the Borrower for the Borrower's fiscal quarter ended September 30, 1999 and the related consolidated statements of operations and cash flow of the Borrower for the fiscal quarter then ended, which have been previously circulated to the Banks, fairly present in all material respects the consolidated financial condition of the Borrower as at such date and the consolidated results of the operations of the Borrower for the period ended on such date, all in accordance with GAAP, consistently applied, subject to year-end adjustments and the absence of footnotes.

Section 6.  MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Loan Agreements.

     (i) On and after the Fifth Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Agreements to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Agreements shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Loan Agreements nor to create any course of dealing or otherwise obligate the Agent or the Banks to forebear or execute similar amendments or any waiver in similar circumstances in the future.

     B. Costs and Expenses. The Borrower covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, the Collateral Documents and the documents and transactions contemplated hereby.

     C. Amendment Fee. The Borrower hereby agrees to pay to the Agent on or before the Waiver, Forebearance and Fifth Amendment Termination Date, for the ratable benefit of the Banks that have consented to the Amendment not later than noon, Pacific time, on January 31, 2000, an amendment fee (the "Amendment Fee") of 0.50% of the aggregate Revolving Commitments and Term Commitments of such Banks on such date. The Amendment Fee shall be paid to the Agent in immediately available funds and shall be non-refundable. The Amendment Fee is in addition to any fees, costs, expenses or other amounts otherwise payable pursuant to this Amendment or the Amended Agreement.

     D. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     F. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower shall bind such Bank or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                    BORROWER:
                                    --------

                                    READ-RITE CORPORATION



                                    By:
                                    Title:

                                    AGENT:
                                    -----

                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE, NEW YORK AGENCY, as Agent



                                    By:
                                    Title:  Managing Director, CIBC World
                                            Markets Corp., AS AGENT

                                    BANKS:
                                    -----

                                    CIBC INC.


                                    By:
                                    Title:  Managing Director, CIBC World
                                            Markets Corp., AS AGENT


                                    ABN AMRO BANK N.V.


                                    By:
                                    Title:


                                    By:
                                    Title:


                                    FLEET NATIONAL BANK


                                    By:
                                    Title:


                                    KEYBANK, N.A.


                                    By:
                                    Title:


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    By:
                                    Title:

                                    MELLON BANK


                                    By:
                                    Title:


                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION


                                    By:
                                    Title:


                                    THE SUMITOMO BANK LIMITED,
                                    SAN FRANCISCO BRANCH


                                    By:
                                    Title:


                                    THE INDUSTRIAL BANK OF JAPAN LIMITED,
                                    SAN FRANCISCO AGENCY


                                    By:
                                    Title:


                                    BANQUE NATIONALE DE PARIS


                                    By:
                                    Title:


                                    By:
                                    Title:

                                    FOOTHILL PARTNERS III, L.P.


                                    By:
                                    Title:


                                    CERBERUS PARTNERS, L.P.


                                    By:
                                    Title:


                                    WELLS FARGO BANK, N.A.


                                    By:
                                    Title:


                                    THE DESIGNATED ISSUER:
                                    ---------------------

                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE, NEW YORK AGENCY


                                    By:
                                    Title:  Managing Director, CIBC World
                                            Markets Corp., AS AGENT

                                                                       EXHIBIT A
                                     TO WAIVER, FOREBEARANCE AND FIFTH AMENDMENT
                                                             TO CREDIT AGREEMENT



                                January 28, 2000



The parties listed on the acknowledgment page hereof:

     Re:  Credit Agreement dated as of October 2, 1997

Ladies and Gentlemen:

     Please refer to (i) the Credit Agreement dated as of October 2, 1997 (the "Credit Agreement") by and among Read-Rite Corporation (the "Borrower"), the
-----------------                                            --------
financial institutions party thereto (the "Banks") and Canadian Imperial Bank of
                                           -----
Commerce, New York Agency, as agent (in such capacity, the "Agent") and (ii) the
                                                            -----
Continuing Guaranty dated as of August 10, 1998 (the "Guaranty", which was
                                                      --------
executed by you on such date. Pursuant to a waiver, forebearance and amendment of even date herewith, certain terms of the Credit Agreement were amended and modified. We hereby request that you (i) consent to the terms of the amendment,
(ii) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (iii) acknowledge and agree that the Guaranty, as amended by the following paragraph hereof, is and shall remain in full force and effect in accordance with the terms thereof.

     We and you acknowledge and agree that the Guaranty is ratified and confirmed in all respects.

                                    Very truly yours,

                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    NEW YORK AGENCY, as Agent


                                    By:
                                        ---------------------------------------
                                    Title:  Managing Director, CIBC World
                                            Markets Corp., AS AGENT



ACKNOWLEDGED AND AGREED AS
OF THE DATE FIRST ABOVE WRITTEN:

GUARANTORS
----------

SUNWARD TECHNOLOGIES, INC.


By:
    ------------------------------------
Title:
       ---------------------------------


SUNWARD TECHNOLOGIES, CALIFORNIA


By:
    ------------------------------------
Title:
       ---------------------------------


                                      A-2